Exhibit 10.3

Modification and Waiver Agreement Certification

This Modification and Waiver Agreement is entered into by the parties hereto in connection with the Loan and Guarantee Agreement dated as of October 30, 2020, and entered into pursuant to Division A, Title IV, Subtitle A, section 4029 of the Coronavirus Aid, Relief, and Economic Security Act (P. L. 116-136), as amended. The parties named below and their undersigned authorized representatives acknowledge that a materially false, fictitious, or fraudulent statement (or concealment or omission of a material fact) in connection with this Modification and Waiver Agreement may result in administrative remedies as well as civil and/or criminal penalties.

MESA AIRLINES, INC., as Borrower

By: /s/ Michael Lotz

First Authorized Representative:

Title: President and CEO

By: /s/ Torque Zubeck

Second Authorized Representative:

Title: Chief Financial Officer

MESA AIR GROUP AIRLINE

INVENTORY MANAGEMENT,

L.L.C., as Guarantor

By: /s/ Michael Lotz

First Authorized Representative:

Title: President and CEO

By: /s/ Torque Zubeck

Second Authorized Representative:

Title: Chief Financial Officer

MESA AIR GROUP, INC., as Guarantor

By: /s/ Michael Lotz

First Authorized Representative:

Title: President and CEO

By: /s/ Torque Zubeck

Second Authorized Representative:

Title: Chief Financial Officer

Exhibit 10.3

MODIFICATION AND WAIVER AGREEMENT

Dated December 22, 2022

Reference is made to that certain Loan and Guarantee Agreement dated as of October 30, 2020, (the “Loan Agreement”) among MESA AIRLINES, INC., a corporation organized under the laws of Nevada (the “Borrower”), MESA AIR GROUP, INC., a corporation organized under the laws of Nevada (the “Parent”), the Guarantors party thereto from time to time, the UNITED STATES DEPARTMENT OF THE TREASURY (“Treasury”), and THE BANK OF NEW YORK MELLON as Administrative Agent and Collateral Agent, and the Pledge and Security Agreement dated as of October 30, 2020 (the “Pledge Agreement”), among the Grantors thereto and the Collateral Agent, as amended by that certain First Amendment to the Pledge and Security Agreement, dated as of February 11, 2022, and as supplemented by that certain Pledge Supplement, dated as of November 13, 2020 (the “Pledge Supplement”), among the Grantors and the Collateral Agent. Capitalized terms used in this Modification and Waiver Agreement (this “Agreement”) but not otherwise defined shall have the meanings given to such terms in the Loan Agreement and the Pledge Agreement, as applicable.

WHEREAS, pursuant to Section 5.19(b) of the Loan Agreement (the “CCR Eligible Receivables Requirement”), if the Collateral Coverage Ratio as of any CCR Reference Date is less than 1.60 to 1.00, then all amounts on deposit in the Eligible Receivables Account or transferred thereto shall be required to be held in such Eligible Receivables Account uninvested, and the Parent and the Subsidiaries shall not transfer any funds from such Eligible Receivables Account (except for the application to prepay the Loans then outstanding in accordance with Section 2.06(a) of the Loan Agreement) until the first CCR Reference Date on which the Collateral Coverage Ratio is 1.60 to 1.00 or more, whereupon funds may once again be transferred from the Eligible Receivables Account for purposes other than prepayment of the Loans;

WHEREAS, pursuant to Section 6.17(b)(ii) of the Loan Agreement (the “CCR Covenant”), the Borrower covenanted to, in the event that the Collateral Coverage Ratio with respect to any CCR Reference Date is less than 1.60 to 1.00, prepay any outstanding Loans and/or designate Additional Collateral as additional Eligible Collateral, collectively, in an amount such that following such prepayment and/or designation, the Collateral Coverage Ratio with respect to such CCR Reference Date, recalculated as appropriate, shall be no less than 1.60 to 1.00;

WHEREAS, pursuant to Section 6.17(b)(iii) of the Loan Agreement (the “CCR Release Requirement”), at the Parent’s request, the Lien on any Collateral will be released, provided, among other things, in relevant part, that, in each case, after giving effect to such release, the Collateral Coverage Ratio is not less than 2.00 to 1.00 or the Borrower shall prepay or cause to be prepaid the Loans and/or shall designate Eligible Collateral as Additional Collateral, in an amount necessary to cause the Collateral Coverage Ratio to not be less than 2.00 to 1.00;

WHEREAS, the Parent delivered a letter to Treasury dated November 7, 2022, in which the Parent stated its intention to sell, in two separate transactions, certain Airframes and associated Engines listed in Annex 1 attached hereto (the “Requested Airframes and Engines”), that the Parent had pledged to the Collateral Agent under the Pledge Agreement, as amended, and the Pledge Supplement, and requested that (1) the Collateral Coverage Ratio in the CCR Eligible Receivables Requirement and in the CCR Covenant be reduced from 1.60 to 1.00 to 1.55 to 1.00

Exhibit 10.3

until the Maturity Date; and (2) the CCR Release Requirement be waived until the Maturity Date;

WHEREAS, the Administrative Agent, on behalf of the Lenders (as defined in the Loan Agreement) and at the direction of Treasury, constituting the Required Lenders (as defined in the Loan Agreement), has agreed to (1) modify the CCR Eligible Receivables Requirement and the CCR Covenant, and (2) waive the CCR Release Requirement, each as described above and subject to the conditions set forth herein, and Treasury, in its capacity as the Required Lenders, has consented to such modification of the CCR Eligible Receivables Requirement and the CCR Covenant, and to such waiver of the CCR Release Requirement;

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.
Modification of the CCR Eligible Receivables Requirement. Effective as of October 1, 2022, the Administrative Agent, on behalf of the Lenders and at the direction of the Required Lenders, has agreed to modify the CCR Eligible Receivables Requirement with a Collateral Coverage Ratio of 1.55 to 1.00 through the Maturity Date, subject to the terms and requirements set forth in Section 4 hereof.

2.
Modification of the CCR Covenant. Effective as of October 1, 2022, the Administrative Agent, on behalf of the Lenders and at the direction of the Required Lenders, has agreed to modify the CCR Covenant with a Collateral Coverage Ratio of 1.55 to 1.00 through the Maturity Date, subject to the terms and requirements set forth in Section 4 hereof.

3.
Permanent Waiver of the CCR Release Requirement. The Administrative Agent, on behalf of the Lenders and at the direction of the Required Lenders, agrees to waive the CCR Release Requirement through the Maturity Date, subject to the terms and requirements set forth in Section 4 hereof.

4.
Terms and Requirements.

4.1.
The sale of all of the Requested Airframes and Engines shall be completed within 180 days of the effective date of this Agreement.

4.2.
Immediately upon the sale of any of the Requested Airframes and Engines, the Borrower shall cause the purchaser of such Requested Airframes and Engines to transfer the aggregate gross proceeds of such sale to the Collateral Proceeds Account. Within three (3) Business Days of such deposit, the Borrower shall prepay the principal balance of the Loans in an amount equal to or greater than $32,000,000. To effectuate such prepayment, the Borrower shall deliver a Prepayment Notice, appropriately completed and signed by a Responsible Officer of the Borrower, to be received by the Administrative Agent no later than three (3) Business Days before the date of the required prepayment, specifying the prepayment date and the principal amount of the Loans or portion thereof to be prepaid.

4.3.
If the Borrower at any time sells any Collateral (excluding the Requested Airframes and Engines), then, regardless of whether such sale is permitted under Section 6.04 of the Loan Agreement, immediately upon such sale and in a manner consistent with Section 2.12 and Section 2.16 of the Loan Agreement and without regard to Section 2.06(d) of the

Exhibit 10.3

Loan Agreement, the Borrower shall cause the purchaser of such Collateral to transfer the aggregate gross proceeds of such sale to the Collateral Proceeds Account. Within three (3) Business Days of such deposit, the Borrower shall prepay the principal balance of the Loans in an amount sufficient to cause the Collateral Coverage Ratio to be at least 1.55 to 1.00 as of the last day of the calendar month in which such payment is made, as evidenced by a CCR Certificate of a Responsible Officer of the Parent, to be delivered to the Administrative Agent within ten (10) Business Days after such last day of such calendar month. To effectuate such prepayment, the Borrower shall deliver a Prepayment Notice appropriately completed and signed by a Responsible Officer of the Borrower, to be received by the Administrative Agent no later than three (3) Business Days before the date of the required prepayment, specifying the prepayment date and the principal amount of the Loans or portion thereof to be prepaid.

4.4.
Any amounts that the Borrower deposits or causes to be deposited into the Collateral Proceeds Account pursuant to Subsection 4.2 or Subsection 4.3 that are in excess of the amounts required to make the prepayments prescribed in Subsection 4.2 or Subsection 4.3 shall be held in the Collateral Proceeds Account until the earlier of (1) the date on which the Administrative Agent and the Required Lenders receive from the Parent the documentation described in Subsection 4.5, after which time the Borrower may transfer such amounts from the Collateral Proceeds Account, or (2) the date that is 180 days after the effective date of this Agreement, after which time such amounts shall be applied to prepay the Loans at the written direction of the Required Lenders.

4.5.
The Parent shall provide the Administrative Agent and Treasury with the following documentation, in each case in the form and substance satisfactory to Treasury:

4.5.1.
On the date of any sale described in Section 4 of this Agreement, notice of such sale.

4.5.2.
Within five (5) Business Days following the completion of any of the proposed transactions described in Annex 2 attached hereto (the “Proposed Transactions”), the Parent shall deliver a certificate executed by a Responsible Officer of the Parent (1) certifying that such Proposed Transaction has been consummated; (2) certifying the date on which such Proposed Transaction was so consummated; and (3) appending copies of applicable executed agreements and related documentation that evidence the consummation of such Proposed Transaction.

4.5.3.
Audited consolidated balance sheets and the related financial statements and forecasts of the Parent and its Subsidiaries for the fourth fiscal quarter of 2022 and unaudited consolidated balance sheets and related financial statements of the Parent and its Subsidiaries for the first fiscal quarter of 2023, in accordance with Section 5.01(a), (b), and (c) of the Loan Agreement.

4.6.
In the event that, as determined in Treasury’s sole discretion, the Borrower or the Parent, as applicable, fails to satisfy the requirements set out in Section 4 of this Agreement, the modifications described in Sections 1 and 2 of this Agreement, and the

Exhibit 10.3

waiver described in Section 3 of this Agreement shall be deemed void ab initio.

4.7.
In the event that the Borrower fails to make or fails to cause to be made any payment, prepayment, or deposit as described in Subsection 4.2 or Subsection 4.3 of this Agreement, or transfers any amount out of the Collateral Proceeds Account in violation of Subsection 4.4 of this Agreement, such failure or transfer shall constitute an Event of Default under Section 7.01(a) of the Loan Agreement.

5.
Release of Liens. Upon receipt of the notice described in Subsection 4.5.1, which notifies Treasury that a sale described in Subsections 4.2 or 4.3 has occurred, the Required Lenders shall direct the Administrative Agent and the Collateral Agent to release the Lien on any such Collateral sold in such sale in a manner consistent with Section 6.17(b)(iii) of the Loan Agreement, provided that the Parent has delivered a certificate executed by a Responsible Officer demonstrating compliance with Section 6.17(b)(iii) of the Loan Agreement and that the Parent and the Borrower have satisfied all applicable requirements, as of the date of such sale, under Section 4 of this Agreement.

6.
Limited Effect. This Agreement shall be limited as written and nothing herein shall be deemed to constitute an amendment or waiver of any other term, provision or condition of the Loan Agreement, the Pledge Agreement or any other Loan Documents in any other instance than as expressly set forth herein or prejudice any right or remedy that any Lender or the Administrative Agent may now have or may in the future have under any Loan Document. Except as herein provided, the Loan Agreement and any other Loan Documents shall remain unchanged and in full force and effect. This Agreement shall not constitute a novation of the Loan Agreement or any other Loan Documents.

7.
Loan Document. The parties hereto acknowledge that this Agreement is a Loan Document.

8.
Counterparts and Electronic Execution and Delivery. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (e.g., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement. The words “executed,” “signature,” “delivery,” and words of like import shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, as the case may be, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery or the use of a paper-based recordkeeping system, as the case may be.

9.
Authorization of Administrative Agent and Collateral Agent. By executing this Agreement, the Required Lenders hereby authorize and direct the Administrative Agent and Collateral Agent to enter into this Agreement.

10.
Governing Law. Section 11.09 (Governing Law; Jurisdiction; Etc.) of the Loan Agreement shall apply mutatis mutandis to this Agreement as if set out herein.

[Signature Pages to Follow.]

Exhibit 10.3

IN WITNESS WHEREOF, the Borrower, each Guarantor, the Administrative Agent and the Collateral Agent, and Treasury have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

MESA AIRLINES, INC., as Borrower

By: /s/ Michael Lotz

Name: Mike Lotz

Title: President and CEO

MESA AIR GROUP, INC., as Guarantor

By: /s/ Michael Lotz

Name: Mike Lotz

Title: President and CEO

MESA AIR GROUP AIRLINE INVENTORY MANAGEMENT, L.L.C., as Guarantor

By: /s/ Michael Lotz

Name: Mike Lotz

Title: President and CEO

THE BANK OF NEW YORK MELLON, as Administrative Agent

By: /s/ John D Bowman

Name: John D. Bowman

Title: Vice President

THE BANK OF NEW YORK MELLON, as Collateral Agent

By: /s/ John D Bowman

Name: John D. Bowman

Title: Vice President

Exhibit 10.3

UNITED STATES DEPARTMENT OF

THE TREASURY, as the Required Lenders

By: /s/ Victoria Collin__
Name: Victoria Collin
Title: Chief Compliance and Finance Officer

Exhibit 10.3

ANNEX 1

Requested Airframes and Engines

Owner	U.S. Registration No.	Airframe Manufacturer	Airframe Model	Airframe Serial No.	Engine Generic Manufacturer & Model	Engine Manufacturer’s Serial No.
Mesa Airlines, Inc.	N509MJ	Bombardier Inc. Generic BOMBARDIER	CL-600-2C10 Generic model CRJ-700 Aircraft	10094	GE CF34-8C5B1	965415
					GE CF34-8C5B1	965422
Mesa Airlines, Inc.	N512MJ	Bombardier Inc. Generic BOMBARDIER	CL-600-2C10 Generic model CRJ-700 Aircraft	10109	GE CF34-8C5B1	965448
					GE CF34-8C5B1	965446
Mesa Airlines, Inc.	N513MJ	Bombardier Inc. Generic BOMBARDIER	CL-600-2C10 Generic model CRJ-700 Aircraft	10111	GE CF34-8C5B1	965449
					GE CF34-8C5B1	965450
Mesa Airlines, Inc.	N514MJ	Bombardier Inc. Generic BOMBARDIER	CL-600-2C10 Generic model CRJ-700 Aircraft	10116	GE CF34-8C5B1	965463
					GE CF34-8C5B1	965466
Mesa Airlines, Inc.	N515MJ	Bombardier Inc. Generic BOMBARDIER	CL-600-2C10 Generic model CRJ-700 Aircraft	10117	GE CF34-8C5B1	965459
					GE CF34-8C5B1	965468
Mesa Airlines, Inc.	N516LR	Bombardier Inc. Generic BOMBARDIER	CL-600-2C10 Generic model CRJ-700 Aircraft	10258	GE CF34-8C5B1	194439
					GE CF34-8C5	194430
Mesa Airlines, Inc.	N518LR	Bombardier Inc. Generic BOMBARDIER	CL-600-2C10 Generic model CRJ-700 Aircraft	10259	GE CF34-8C5	194485
					GE CF34-8C5B1	965321
Mesa Airlines, Inc.	N519LR	Bombardier Inc. Generic BOMBARDIER	CL-600-2C10 Generic model CRJ-700 Aircraft	10260	GE CF34-8C5	194495
					GE CF34-8C5	194496

Exhibit 10.3

ANNEX 2

Proposed Transactions

No.	Transaction Description
1	Execution of an agreement to discontinue any and all operations with and for American Airlines Group, Inc. and its affiliates
2	Execution of an agreement to provide regional flight services to United Airlines Holdings, Inc. as a United Express partner airline for a period of five years
3

Execution of an agreement to renegotiate and settle an existing lease agreement that the Borrower has with the Regional Aircraft Securitization program (“RASPRO”), a Canadian special purpose finance company, for the lease of fifteen (15) certain CRJ-900 airframes

4

Execution of an agreement to renegotiate an existing credit agreement that the Borrower has with the Economic Development Corporation of Canada (EDC) and Mitsubishi Heavy Industries RJ Aviation, Inc. (“MHIRJ”) that would, among other things, (1) reduce principal amortization on seven (7) CRJ-900 certain airframes financed with EDC by $85,000 for 24 months [PAPM] (with such deferral repaid at maturity in June 2027), subject to a certain engine overhaul investment in the second year, yet to be agreed upon, and (2) forgive $700,000 of the subordinated debt payable to MHIRJ on each of the seven (7) CRJ-900 aircraft if such subordinated debt is repaid prior to December 31, 2023.